EXHIBIT 10.17

Letter Agreement dated September 22, 2005 between Cornell Capital Partners and Spherix

101 Hudson Street Suite 3700 Jersey City, NJ 07302

September 22, 2005

VIA FEDERAL EXPRESS

AND FAX (310) 210-4908

Richard C. Levin

Spherix Incorporated

12051 Indian Creek Court

Beltsville, Maryland 20705

Re:                             Amendment to Standby Equity Distribution Agreement

Dear Mr. Levin:

This letter will memorialize the agreement by and between Spherix Incorporated (the “Company”) and Cornell Capital Partners, LP (the “Investor”), in connection with an amendment to the Standby Equity Distribution Agreement dated July 22, 2005 (“SEDA”) between the Company and the Investor.  All capitalized terms herein, unless otherwise indicated, shall have the meaning ascribed to them in the SEDA.

On the date hereof, the Company and Investor removed David Gonzalez, Esq. as the escrow agent pursuant to the Escrow Agreement (the “Escrow Agreement”) between the Company, the Investor, and David Gonzalez, Esq. dated July 22, 2005, terminated the Escrow Agreement, and entered into a replacement escrow agreement (“Replacement Escrow Agreement”) with Baxter, Baker, Sidle, Conn & Jones, P.A. appointing Baxter, Baker, Sidle, Conn & Jones, P.A. to serve as escrow agent for purposes of the SEDA.  The parties hereby amend the SEDA to reflect that Baxter, Baker, Sidle, Conn & Jones, P.A. shall hereby serve are the escrow agent in connection with the SEDA pursuant to the Replacement Escrow Agreement.  All references in the SEDA to the Escrow Agreement shall hereinafter mean the Replacement Escrow Agreement and all references to either the Escrow Agent or David Gonzalez, Esq. shall hereinafter mean Baxter, Baker, Sidle, Conn & Jones, P.A.  Furthermore, the term “David Gonzalez Attorney Trust Account” referenced in Section 1.2 of the SEDA shall hereinafter mean Baxter, Baker, Sidle, Conn & Jones, P.A.

This letter shall also serve as a Joint Written Direction to David Gonzalez, Esq. in accordance with the Escrow Agreement providing notification that the parties hereto have removed David Gonzalez, Esq. as escrow agent and terminated the Escrow Agreement.

This letter agreement shall solely have the effect specifically described above and shall have no effect on any other terms or conditions of the SEDA.

Cornell Capital Partners, LP

By:	Yorkville Advisors, LLC
Its:	General Partner

By:
Name:
Title:

Agreed and acknowledged on this 22nd day of September, 2005.

Spherix Incorporated

By:
Name:	Richard C. Levin
Title:	President

cc:	David Gonzalez, Esq.
BY HAND